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M FUND, INC.
(Name of Registrant As Specified In Its Charter)

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M FUND, INC.

October 29, 2020

Dear Policy Owner:

You are the owner of a variable life insurance or annuity policy and some (or all) of your policy's cash value is invested in M Fund, Inc. The Board of Directors (the "Board" or "Directors") of M Fund, Inc. (the "Corporation") is distributing this Information Statement in connection with the Board's approval of a new sub-advisory agreement with Brandywine Global Investment Management, LLC ("Brandywine") on behalf of the M Large Cap Value Fund (the "Fund"). Brandywine remains a sub-adviser to the Fund. Brandywine previously sub-advised the Fund in accordance with an investment sub-advisory agreement, dated May 1, 2020, between Brandywine and M Financial Investment Advisers, Inc. ("MFIA"), the Fund's investment adviser (the "Prior Sub-Advisory Agreement"). On July 31, 2020, Franklin Resources, Inc. ("Franklin Resources") acquired Legg Mason, Inc. ("Legg") in an all-cash transaction (the "Acquisition"). Brandywine was, prior to July 31, 2020, a wholly-owned subsidiary of Legg. Therefore, the Acquisition constitutes a change in control and an "assignment," as that term is defined in the Investment Company Act of 1940, as amended, of the Prior Sub-Advisory Agreement, resulting in its automatic termination. The Corporation has been granted an exemptive order by the Securities and Exchange Commission (the "SEC") that allows MFIA, subject to certain conditions, to enter into a new sub-advisory agreement with an unaffiliated entity without obtaining shareholder approval. The Directors are distributing this Information Statement on or about October 29, 2020 to the shareholders of record as of October 1, 2020.

The Fund is providing this Information Statement solely for your information as required by an exemptive order issued by the SEC. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

If you have questions, please call your financial adviser.

Sincerely,

/s/ Bridget McNamara-Fenesy

Bridget McNamara-Fenesy
President, M Fund, Inc.

INFORMATION STATEMENT

M Fund, Inc.
M Large Cap Value Fund

M Financial Plaza
1125 NW Couch Street, Suite 900
Portland, Oregon 97209

The Board of Directors (the "Board" or Directors") of M Fund, Inc. (the "Corporation") is distributing this Information Statement in connection with the Board's approval of a new sub-advisory agreement between Brandywine Global Investment Management, LLC ("Brandywine"), the sub-adviser of the M Large Cap Value Fund (the "Fund"), and M Financial Investment Advisers, Inc. ("MFIA" or the "Adviser") (the "New Sub-Advisory Agreement"). The New Sub-Advisory Agreement became necessary due to the closing of a transaction that resulted in an assignment and automatic termination of the prior investment sub-advisory agreement, dated May 1, 2020, between Brandywine and MFIA (the "Prior Sub-Advisory Agreement").

On July 31, 2020, Franklin Resources, Inc. ("Franklin Resources") acquired Legg Mason, Inc. ("Legg") in an all-cash transaction (the "Acquisition"). Brandywine was, prior to July 31, 2020, a wholly-owned subsidiary of Legg. Therefore, the Acquisition constituted a change in control and an "assignment," as that term is defined in the Investment Company Act of 1940, as amended, of the Prior Sub-Advisory Agreement, resulting in its automatic termination. The Corporation has been granted an exemptive order by the Securities and Exchange Commission (the "SEC") that allows MFIA, subject to certain conditions, to enter into a new sub-advisory agreement with an unaffiliated entity without obtaining shareholder approval. The Directors are distributing this Information Statement on or about October 29, 2020 to the shareholders of record as of October 1, 2020.

The M Large Cap Value Fund is providing this Information Statement solely for your information as required by an exemptive order issued by the SEC. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The M Large Cap Value Fund has previously sent its annual report dated December 31, 2019 and its semi-annual report dated June 30, 2020 to its shareholders. A copy of the Fund's most recent annual report and

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semi-annual report may be obtained without charge by writing to M Fund, Inc., Attention: Hannah Hasbrook, M Fund, Inc. Administrator, at the address set forth above or by calling (888) 736-2878. In addition, the Fund's most recent annual report and semi-annual report are available on its website at www.mfin.com. (Click on "M FUNDS" and then "Annual Report" or "Semi Annual Report".)

INTRODUCTION

Overview and Related Information

At its meeting on March 13, 2020, the Board approved the Prior Sub-Advisory Agreement between Brandywine and MFIA to be effective as of May 1, 2020. At that same meeting, the Board was notified that on February 18, 2020 it was announced that Franklin Resources, Inc. ("Franklin Resources") signed a definitive agreement to acquire Legg Mason, Inc. ("Legg") in an all-cash transaction (the "Acquisition"). The Board noted that Brandywine is currently a wholly-owned subsidiary of Legg, and therefore, the Acquisition would constitute a change in control and an assignment of the Prior Sub-Advisory Agreement, which would result in its termination. As a result of the Acquisition, the Board was asked to approve both the Prior Sub-Advisory Agreement to be effective as of May 1, 2020 and the New Sub-Advisory Agreement to be effective upon the closing of the Acquisition and the termination of the Prior Sub-Advisory Agreement.

Upon the recommendation of MFIA and after carefully considering a variety of factors (as described below under "Basis for the Board's Approval of the New Sub-Advisory Agreement"), the Board voted on March 13, 2020 to approve the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement upon the closing of the Acquisition. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a mutual fund generally cannot enter into an advisory contract, such as a sub-advisory agreement, unless the shareholders of that fund vote to approve the new agreement. The Corporation and MFIA have been granted an exemptive order from the SEC that allows MFIA, subject to certain conditions, to enter into new sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The New Sub-Advisory Agreement became effective August 1, 2020. There are no material differences between the terms of the Prior Sub-Advisory Agreement and those of the New Sub-Advisory Agreement.

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Information on the Investment Advisory Agreement

Description of MFIA

MFIA is the investment adviser of the Fund. MFIA also advises M International Equity Fund, M Large Cap Growth Fund and M Capital Appreciation Fund (together with the Fund, the "Funds"), each a series of the Corporation. As of June 30, 2020, MFIA had approximately $619 million in assets under management, all of which were assets of the Corporation. MFIA is controlled by M Financial Holdings Incorporated (dba M Financial Group), which owns 100% of the voting securities of MFIA. MFIA was organized on September 11, 1995. Although MFIA is not primarily responsible for the daily management of the Funds, it oversees the management of the assets of the Funds by each of the sub-advisers. In turn, each sub-adviser is responsible for the day-to-day management of a specific Fund.

M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group. As stockholders, such participating insurance agents share in the profits of M Financial Group via periodic stock or cash dividends. M Financial Group derives revenue from, among other things, investment advisory fees with respect to assets invested in the Corporation. Shareholders should be aware that these compensation arrangements may create economic incentives that could influence recommendations for the Funds.

Names, Addresses and Principal Occupations of Each Director of MFIA and Executive Officer of the Corporation

Name	Address	Principal Occupation
Michael J. Kiley	1125 NW Couch St., Suite 900, Portland, OR 97209	Director of MFIA, President and CEO, Chamberlain Insurance Services Group, LLC.
Malcolm L. Cowen, II	1125 NW Couch St., Suite 900, Portland, OR 97209	Director of MFIA, President, Cornerstone Advisors Asset Management, Inc.
Philip M. de Bruyn	1125 NW Couch St., Suite 900, Portland, OR 97209	Director of MFIA, Partner, Southern Wealth Management, LLP.
Carl J. Peterson	1125 NW Couch St., Suite 900, Portland, OR 97209	Director of MFIA, Managing Principal, Lindberg & Ripple.

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Name	Address	Principal Occupation
Lauren Thomas-Compton	1125 NW Couch St., Suite 900, Portland, OR 97209	Director of MFIA, President and Managing Principal, Thomas Financial.
Bridget McNamara-Fenesy	1125 NW Couch St., Suite 900, Portland, OR 97209

President of the Corporation, 2017-Present; President and CEO, M Holdings Securities, Inc. 2017-present; President, MFIA, 2017-present; Vice President, M Financial Holdings, 2016-present; Vice President, M Holdings Securities, Inc. 2016-2017; Interim Chief Compliance Officer, M Securities Holdings, Inc. March 2016-September 2016; and President, Two Gaits Consulting 2001-2016.

Valerie Pimenta	1125 NW Couch St., Suite 900 Portland, OR 97209

Vice President of the Corporation, 2018-Present; Vice President and COO, M Securities, Inc. 2017-Present; Vice President, M Financial Holdings, 2017-present; and Various roles, Fisher Investments, 2002-2017.

David Lees	1125 NW Couch St., Suite 900, Portland, OR 97209

Secretary and Treasurer of the Corporation, 2007-present; Accounting Director, M Financial Group, 2007-present; Secretary and Treasurer, MFIA, 2007-present; Secretary and Treasurer, M Financial Wealth Partners, Inc. and M Financial Asset Management, Inc., 2016-present.

Dean Beckley	1125 NW Couch St., Suite 900, Portland, OR 97209

Chief Information Security Officer of the Corporation, 2017-present; Director, Cyber Security & IT Operations, M Financial Group, 2016-present; and Director, Technology of M Benefit Solutions, 2013-2016.

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Description of the Investment Advisory Agreement

MFIA has acted as adviser for the Fund since its inception, and currently acts as the Fund's adviser pursuant to an investment advisory agreement dated September 1, 2001 as amended (the "Advisory Agreement"). The Board approved the Advisory Agreement at a meeting held on August 24, 2001 and last approved the continuance of the Advisory Agreement at a meeting held on March 13, 2020.

Under the Advisory Agreement, MFIA assumes overall responsibility, subject to the ongoing supervision of the Board, for administering all operations of the Corporation and for monitoring and evaluating the management of the assets of the Fund by the sub-advisers. MFIA provides or arranges for the provision of the overall business management and administrative services necessary for the Corporation's operations and furnishes or procures any other services and information necessary for the proper conduct of the Corporation's business. MFIA also acts as liaison among, and supervisor of, the various service providers to the Corporation, including the custodian, transfer agent, administrator, and accounting services agent. MFIA is also responsible for: (1) setting the Fund's overall investment strategies, (2) where appropriate, recommending to the Board the allocation and reallocation of assets among multiple sub-advisers, and (3) overseeing the Corporation's compliance with applicable law and with the Fund's investment objectives, policies and restrictions. The sub-advisers provide the day-to-day portfolio management for the Corporation's portfolios.

The Advisory Agreement provides that MFIA may render similar services to others (although there is no current intent for MFIA to do so), so long as the services that it provides to the Corporation are not impaired thereby. The Advisory Agreement also provides that MFIA will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Corporation, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the Advisory Agreement, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

Under the Advisory Agreement, MFIA receives a fee of 0.43% on the average daily net assets of the Fund. MFIA retains 0.15% of the fee and the remaining amount is paid to the sub-adviser, Brandywine.

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Information on the Change in Sub-Advisory Agreement for the Fund

Description of Brandywine

Brandywine is located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103. Brandywine has been registered as an investment adviser with the SEC since 1986.

Names, Address and Principal Occupations of Each Portfolio Manager, Executive Officer and Each Director or General Partner of Brandywine

Name	Address	Principal Occupation
Joseph J. Kirby	1735 Market Street Suite 1800 Philadelphia, PA 19103	Portfolio Manager - Lead Portfolio Manager for the Diversified Large Cap Value strategy
Henry F. Otto	1735 Market Street Suite 1800 Philadelphia, PA 19103	Managing Director and Portfolio Manager - Founder and co-lead portfolio manager of the Diversified Value Equity strategies
Steven M. Tonkovich	1735 Market Street Suite 1800 Philadelphia, PA 19103	Managing Director and Portfolio Manager - Co-Lead Portfolio Manager of the Diversified Value Equity strategies

Description of the Prior Sub-Advisory Agreement

The Board approved the Prior Sub-Advisory Agreement at a meeting held on March 13, 2020. The Prior Sub-Advisory Agreement has not been approved by the shareholders of the Fund as it was entered into pursuant to an exemptive order granted to the Corporation by the SEC that allows the Adviser, subject to certain conditions, to enter into new sub-advisory agreements with unaffiliated entities without obtaining shareholder approval. Under the terms of the Prior Sub-Advisory Agreement, Brandywine, used its own discretion and without prior consultation with MFIA, managed the investment operations and composition of the Fund. Brandywine determined the securities to be purchased and sold and placed orders for such transactions. Brandywine maintained the books and records of the Fund with regard to these portfolio transactions. Brandywine was also required to report periodically to MFIA and the Board.

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Description of the New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are substantially similar to those of the Prior Sub-Advisory Agreement, except that the date of the New Sub-Advisory Agreement is different. The New Sub-Advisory Agreement is set forth in Appendix A to this Information Statement. Descriptions of the New Sub-Advisory Agreement are qualified in their entirety by reference to the full text of the Agreement as set forth in Appendix A.

The New Sub-Advisory Agreement, which was entered into and which took effect on August 1, 2020, requires Brandywine to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of MFIA. Under the terms of the New Sub-Advisory Agreement, Brandywine is authorized to effect portfolio transactions for the Fund, using its own discretion and without prior consultation with MFIA. Brandywine is required to report periodically to MFIA and the Board.

The New Sub-Advisory Agreement provides that it will continue in effect for two years from the date of execution and thereafter from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or by the Board and (ii) the vote of a majority of the Independent Directors of the Corporation, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Sub-Advisory Agreement must be approved by MFIA and Brandywine and, if required by law, by a majority of the Independent Directors of the Corporation. The New Sub-Advisory Agreement may be terminated at any time without penalty (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) on not more than 60 days' or less than 30 days' written notice by MFIA; or (iii) upon 90 days' written notice by Brandywine. The New Sub-Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act or in the event of the termination of the Advisory Agreement.

The New Sub-Advisory Agreement provides that Brandywine shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence of its obligations and duties.

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Basis for the Board's Approval of the New Sub-Advisory Agreement

The Board approved the New Sub-Advisory Agreement at its meeting held on March 13, 2020. The Board considered that on February 18, 2020, Franklin Resources and Legg entered into a definitive agreement regarding the Acquisition. It was noted that, as of March 13, 2020, Brandywine was a wholly-owned subsidiary of Legg, and therefore, the Acquisition would constitute a change in control and an assignment of the Prior Sub-Advisory Agreement, which would result in a termination of the Prior Sub-Advisory Agreement. It was stated that Brandywine had confirmed to MFIA that, following the Acquisition, it would retain an autonomous arrangement with Franklin Resources, ensuring that the investment philosophies, processes and brand of Brandywine will remain unchanged. It was explained that, as a result of the Acquisition, the Board was being asked to approve the New Sub-Advisory Agreement with Brandywine to be effective upon the Acquisition and the termination of the Prior Sub-Advisory Agreement. The Board also considered information provided by MFIA and by Brandywine. In considering whether to approve the New Sub-Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Board, including the Independent Directors, in connection with their approval of the New Sub-Advisory Agreement included the following:

Capability; Nature and Quality of Services

The Board considered the capability, nature, extent and quality of services to be provided by Brandywine. The Board considered the information about Brandywine's experience as an investment manager. Brandywine was founded in 1986. As of December 31, 2019, Brandywine had approximately $74 billion of assets under management. The Board noted that Brandywine uses a qualitative deselection process to eliminate companies based on certain metrics (valuation, price momentum, changes in outstanding shares) followed by a fundamental deselection process (litigation, risk, etc.) that results in a list of remaining stocks that are then weighted based on market cap and controlling overall portfolio risk. The Board concluded that Brandywine has significant operational experience and the capability, resources and personnel necessary to manage the Fund.

Compliance History

The Board considered the regulatory compliance history of Brandywine. The Board considered that Brandywine maintains written policies and procedures that are designed to prevent violations of the federal securities

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laws. The Board further considered that Brandywine certified that it has had no material violations of its policies and procedures or its Code of Ethics for the two-year period ended December 31, 2019 and there are no pending inquiries by the SEC or any other regulatory agency. Based upon information provided, including a presentation from the CCO, the Board concluded that it was satisfied with the adequacy of Brandywine's compliance program and the Board would consider it further later in the Meeting.

Investment Performance

The Board considered information about the investment performance of Brandywine's strategy. The Board noted that as of December 31, 2019, Brandywine's Diversified Large Value Equity Strategy exceeded its benchmark, the Russell 1000 Value Index, for the one-, three-, five-, 10-year and since inception time periods. The Board noted that, relying on Brandywine's investment performance managing its equity strategy, Brandywine's previous investment performance has been satisfactory.

Advisory Fees

The Board considered the sub-advisory fees that would be payable to Brandywine and the total advisory fee payable by the Fund. The Board reviewed the level of the proposed advisory fees for the Fund to those of other funds with similar strategies. The Board considered that the Fund's total advisory fee was 0.43%, which includes 0.15% payable to MFIA as an Advisory fee plus 0.28% payable to Brandywine as a sub-advisory fee. The Board further noted that the Fund's total advisory fee is less than 119 of the 137 managers in the peer group. The Board considered that MFIA is unaware of any "fall-out" or collateral benefits to Brandywine, MFIA or the Corporation that could result from the new sub-advisory relationship. The Board noted that Brandywine will not engage in soft dollar transactions on behalf of the Fund. The Board concluded that the proposed sub-advisory fees payable to Brandywine were fair and reasonable and supports the approval of the Brandywine Sub-Advisory Agreement.

Economies of Scale

The Board considered the benefit to investors of economies of scale. The Board considered that as Fund assets increase, fixed operating costs are spread over a larger asset base, resulting in a lower per share allocation. The Board concluded that, given the size of the Fund, economies of scale were not a significant factor in connection with the approval of the New Sub-Advisory Agreement.

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Brokerage Transactions

The Board considered the proposed brokerage arrangements by Brandywine on behalf of the Fund. The Board noted that the Corporation's CCO has reviewed Brandywine's written policies and procedures for fair trading and best execution. The Board further noted that Brandywine selects brokers based on a number of stated criteria and that all brokerage firms ("Brokers") used by Brandywine must be approved in accordance with their policies and procedures. The Board considered that Brokers are reviewed by and approved by Brandywine at least annually by its investment committee. The Board noted that Brandywine does not engage in soft dollar transactions on behalf of the Fund. The Board concluded that it was satisfied with Brandywine's policies and procedures for broker selection and execution.

Based on its evaluation of all factors that they deemed to be material and necessary to the exercise of its reasonable business judgment, including those factors described above, the Board, including the Independent Directors, determined to approve the New Sub-Advisory Agreement with Brandywine.

The New Sub-Advisory Agreement for the Fund does not require shareholder approval. We are not asking you for a proxy on this matter.

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OTHER INFORMATION

Information about the Corporation

The Corporation is an open-end management investment company established as a Maryland corporation on August 11, 1995. The Corporation consists of four separate investment portfolios, each of which is a separate mutual fund. Each Fund is a diversified open-end management investment company. The Corporation issues a separate class of stock for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses of that Fund.

Investment Adviser. MFIA is the investment adviser of the Corporation and its Funds. Bridget McNamara-Fenesy serves as President of the Adviser and President of the Corporation and David Lees, Secretary and Treasurer of the Corporation, serves as Secretary and Treasurer of the Adviser.

The Adviser is a wholly-owned subsidiary of M Financial Holdings Incorporated, which does business under the name M Financial Group. M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group. As shareholders, they share in the profits of M Financial Group via periodic stock or cash dividends. M Financial Group derives revenue from, among other things, investment advisory fees with respect to assets invested in the Corporation and receives from insurance carriers compensation based, in part, upon the volume of insurance premiums generated by its participating agents. Clients should be aware that these direct and indirect compensation arrangements may create economic incentives, which could influence recommendations for particular financial products or services (including the Funds). These incentives include, but are not limited to, the following: (i) commissions or other compensation in respect of one particular financial service provider, product, investment, or service may exceed commissions or compensation payable in respect of a comparable provider, product or service; (ii) certain policy features or riders involving commissions or compensation that differ from compensation payable in respect of "base" or standard contractual features; and (iii) products or services that provide revenue, including override commissions or potential reinsurance profits, to M Financial Group could indirectly provide incentives to agents to recommend such products over similar products or services that do not provide revenue to M Financial Group.

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The Adviser was organized on September 11, 1995. Although the Adviser is not primarily responsible for the daily management of the Funds, the Adviser oversees the management of the assets of the Funds by each of the Sub-Advisers. In turn, each Sub-Adviser is responsible for the day-to-day management of a specific Fund.

Principal Underwriter. M Holdings Securities, Inc. acts as the distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for these services. The Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The principal executive offices of the Distributor are in the same offices as the Corporation located at M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, OR 97209. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934; as an investment advisor under the Advisers Act; and is a member of the Financial Industry Regulatory Authority.

Administrator. State Street Bank and Trust Company is the Corporation's administrator. The address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111.

Outstanding Shares and Significant Shareholders. Appendix B lists the total number of shares outstanding as of October 1, 2020 for the Fund's shares. It also identifies holders, as of October 1, 2020, of more than 5% of the Fund, and contains information about the shareholdings in the Fund of the Directors and the executive officers of the Funds as of October 1, 2020.

Shareholder Proposals at Future Meetings. The Corporation does not hold annual or other regular meetings of shareholders. Shareholder proposals for any future shareholders meeting must be received by the Corporation in writing a reasonable amount of time before the Corporation solicits proxies, to be considered for inclusion in the proxy materials for that meeting.

Certain Directors of the Corporation

No Directors have any substantial interest, direct or indirect, by security holdings or otherwise, in the New Sub-Advisory Agreement for the Fund.

October 29, 2020

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Appendix A

M FUND, INC.

INVESTMENT SUB-ADVISORY AGREEMENT
For The
M LARGE CAP VALUE FUND

THIS AGREEMENT made and entered into this 1st day of August, 2020, by and between M Financial Investment Advisers, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Adviser"), and Brandywine Global Investment Management, LLC, a limited liability company and existing under the laws of the State of Delaware (the "Sub-Adviser").

WHEREAS, M Fund, Inc., a Maryland corporation (the "Fund"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is a series fund with a number of portfolios; and

WHEREAS, the Adviser is registered as an investment adviser pursuant to the Investment Advisers Act of 1940 (the "Advisers Act").

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund, pursuant to which the Adviser acts as investment adviser to the M Large Cap Value Fund portfolio of the Fund (the "Portfolio"), which is a series of the Fund; and

WHEREAS, the Adviser is authorized under the Advisory Agreement to delegate certain of its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Adviser, with the approval of the Board of the Directors of the Fund (the "Board"), desires to retain the Sub-Adviser to provide investment advisory services to the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

WHEREAS, the Sub-Adviser is registered as an investment adviser pursuant to the Advisers Act.

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.  Appointment and Acceptance.

(a)  The Adviser and the Fund hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of the Portfolio.

(b)  The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.  Duties of the Sub-Adviser. Subject to supervision by the Adviser and the Board, the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio, including the purchase, retention and disposition of securities and other assets, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

(a)  The Sub-Adviser shall provide: (i) a continuous investment program with respect to the Portfolio and (ii) supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash.

(b)  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity, as applicable, with the Fund's Articles of Incorporation and Bylaws (as such terms are defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code (the "Code") of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)  The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will seek to obtain best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In assessing best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, subject to compliance with said Section 28(e), to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Portfolio. The Sub-Adviser shall certify quarterly to the Fund as to the Sub-Adviser's compliance with Section 28(e).

  Except as permitted by law or an exemptive order or rule of the Securities and Exchange Commission ("SEC"), and the Fund's policies and procedures adopted thereunder, the Sub-Adviser agrees that it will not execute without the prior written approval of the Adviser any portfolio transactions for the Portfolio with a broker or dealer which is (i) an affiliated person of the Fund, the Adviser or any sub-adviser for any series of the Fund; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers prior to execution of this Agreement and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(d)  The Sub-Adviser shall maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Portfolio and shall render to the Adviser or Board such periodic and special reports as the Adviser or Board may reasonably request.

  The Sub-Adviser shall keep the Portfolio's books and records required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Sub-Adviser upon the termination of this Agreement (or, if there is no successor Sub-Adviser, to the Adviser).

(e)  The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's assets and shall provide the Adviser with such information upon request of the Adviser.

(f)  The Sub-Adviser shall cooperate with the Adviser, its representatives, and any third party retained thereby upon the Adviser's exercise of its right, granted hereby, to compel an audit of the Portfolio's financial records, examine records of the Portfolio's portfolio transactions, and/or make a copy of such records.

(g)  In furnishing services hereunder, to the extent prohibited under, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund concerning transactions of the Portfolio in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1; and (iii) a successor sub-adviser of the Portfolio in order to effect an orderly transition of sub-advisory duties so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(h)  The Sub-Adviser shall promptly notify the Adviser of any material financial condition affecting the Sub-Adviser that is likely to impair the Sub-Adviser's ability to fulfill its commitments under this Agreement

(i)  Unless the Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any securities held in the Portfolio without consultation with the Adviser, provided that the Sub-Adviser will follow any written instructions received from the Adviser with respect to voting as to particular issues. The Sub-Adviser shall further respond to all voluntary corporate action matters incident to the securities held in the Portfolio that require a portfolio management decision including, without limitation, the decision to respond to tender shares in response to a tender offer. The Sub-Adviser shall provide to the Adviser the Portfolio's proxy voting record as may be required to comply with all applicable regulatory disclosure and filing requirements. The Adviser agrees and understands that the Sub-Adviser will not take any action or render advice involving legal action on behalf of the Adviser with respect to securities or other investments held in the Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

(j)  The Sub-Adviser shall timely provide such information and data as may be reasonably requested by the Adviser regarding the Sub-Adviser's management of the Portfolio's assets, including, but not limited to, semiannual written Portfolio manager commentary and analysis, portfolio holdings and positions, and country and industry diversification tables.

(k)  The Sub-Adviser shall provide to the Adviser in a timely manner, such information as is needed by the Fund to properly prepare registration statements, proxy statements, and other documents required by SEC rules and regulations, including but not limited to information required by Items 5, 9, 10(a)(2), 19(a)(1)and 20 of SEC Registration Statement Form N-1A. The Sub-Adviser shall promptly, but in any event within five business days, inform the Adviser of any material change in such information. The Sub-Adviser will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities in the Portfolio.

(l)  The Sub-Adviser will assist the Adviser, the Fund's administrator (the "Administrator") and/or the Fund in their determination of fair valuation of all portfolio securities held in the Portfolio and will use its reasonable efforts to arrange for the provision of valuation information for each portfolio security held in the Portfolio for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price of any security or other investment in the Portfolio may not accurately reflect the value thereof. The Sub-Adviser will maintain adequate records with respect to securities valuation information provided hereunder, and shall provide such information to the Adviser upon request, with such records being deemed Fund records.

(m)  The Sub-Adviser shall furnish the Adviser with any further documents, materials or information that Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

(n)  The Sub-Adviser and its officers may act and continue to act as investment manager for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Sub-Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to Adviser.

(o)  The Sub-Adviser is authorized on behalf of the Fund to execute all agreements, instruments and documents that the Sub-Adviser believes are necessary or advisable in performing its duties in the management of the Portfolio and relate to investments authorized hereunder.

3.  Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

4.  Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a)  The Fund's Articles of Incorporation, as filed with the Secretary of State of the State of Maryland (such Articles of Incorporation, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Articles of Incorporation");

(b)  Bylaws of the Fund (such Bylaws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Bylaws"); and

(c)  The SEC Registration Statement for the Fund (the "Registration Statement")

  The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

5.  Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its performance of the services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Portfolio. The Portfolio shall be responsible for its expenses. Additionally, the Sub-Adviser will not be responsible for the expenses of the Portfolio, the Fund or the Adviser, including, but not limited to: expenses incurred in the distribution of shares of the Fund; fees and expenses related to any required filings, or any amendment or supplement thereto, under the Securities Act of 1933, as amended ("Securities Act"), the Investment Company Act or otherwise; interest expense, taxes, fees and commissions of every kind; and charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and other service providers to the Fund or the Trust.

6.  Compensation of the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rates specified in Schedule A, which is attached hereto and made part of this Agreement. The fee shall be calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the average daily net assets of the Portfolio and shall be paid to the Sub-Adviser quarterly. The Sub-Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

7.  Limitation of Liability of the Sub-Adviser; Indemnification. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio or the Adviser in connection with performance of the Sub-Adviser's obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

  Adviser shall reimburse, indemnify, and hold harmless Sub-Adviser, individually and as sub-adviser, of and from any and all expenses, losses, damages, liabilities, demands, charges, and claims of any kind or nature (including attorneys' fees) whatsoever, arising from the operations and management of the Portfolio except where such expense, loss, damage, liability, demand, charge, or claim is the result of an occurrence described in the foregoing paragraph for which the Sub-Adviser is determined to be liable.

  The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates from any and all expenses, losses, damages, liabilities, demands, charges, and claims of any kind or nature (including attorneys' fees) whatsoever incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser's breach of fiduciary duty to the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser does not guarantee the future performance of the Portfolio or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser's overall management of the Portfolio. The Adviser understands and acknowledges that investment decisions made for the Portfolio are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable or even successful.

  The Sub-Adviser shall indemnify the Fund or any of its directors, officers, employees or affiliates for all expenses, losses, damages, liabilities, demands, charges, and claims of any kind or nature (including attorneys' fees) whatsoever incurred by the Fund by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Fund or the Fund's breach of fiduciary duty to the Sub-Adviser.

  This Section 7 shall survive termination of the Agreement.

8.  Reports. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Fund or the public that refer to the Sub-Adviser or its clients in any way prior to the use thereof and not to use such material if the Sub-Adviser reasonably objects to the use thereof in a writing received by the Adviser within five business days (or such other period as may be mutually agreed) after the Sub-Adviser's receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

  During the term of this Agreement, the Sub-Adviser agrees to furnish the Adviser at its principal office all sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Fund or the public that refer to the Adviser, its clients or the Fund in any way prior to the use thereof and not to use such material if the Adviser reasonably objects to the use thereof in a writing received by the Sub-Adviser within five business days (or such other period as may be mutually agreed) after the Adviser's receipt thereof. The Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Adviser, its clients or the Fund. The Sub-Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Adviser or its clients in any way are consistent with those materials previously approved by the Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery. Notwithstanding anything in the foregoing paragraph to the contrary, any sales literature or other advertising materials of the Sub-Adviser that solely includes the Fund, the Adviser and/or "M Financial Group," in a list of Sub-Adviser's clients may be used by the Sub-Adviser without obtaining prior authorization of the Adviser.

9.  Representations of Sub-Adviser. Sub-Adviser represents, warrants, and agrees as follows:

(a)  The Sub-Adviser (i) is registered as an investment adviser under Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Adviser of the occurrence of any event that would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)  The Sub-Adviser has adopted a written code of ethics (the "Sub-Adviser Code") complying with the requirements of Rule 17j-1 under the 1940 Act, as may be amended from time to time, and, has provided the Adviser with a copy of the Sub-Adviser Code, together with evidence of its adoption. The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent "access persons" as defined in Rule 17j-1 ("Access Persons") from violating the Sub-Adviser Code. On a quarterly basis, the Sub-Adviser will either: (i) certify to Adviser that the Sub-Adviser and its Access Persons have complied with Sub-Adviser Code with respect to the Fund, or (ii) identify any material violations of the Sub-Adviser Code which have occurred with respect to the Fund. In addition, the Sub-Adviser will furnish at least annually to Adviser and the Board a written report that (a) describes any issues arising under the Sub-Adviser Code since the last report to the Board, including, but not limited to, information about material violations of the Sub-Adviser Code with respect to the Fund and sanctions imposed in response to the material violations and (b) certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser Code.

(c)  The Sub-Adviser has provided the Adviser, and the Adviser acknowledges having received, a description or copy of the Sub-Adviser's policies and procedures for voting proxies relating to client securities and information concerning how they can obtain information concerning how the Sub-Adviser has voted proxies relating to securities held by the Fund. The Sub-Adviser shall promptly, but in any event within five business days, inform the Adviser of any material changes to such policies and procedures.

(d)  The Sub-Adviser has adopted and implemented written policies and procedures pursuant to Rule 206(4)-7 under the Advisers Act (copies of which have been provided to the Adviser, receipt of which is hereby acknowledged by the Adviser) reasonably designed to prevent violation, by the Sub-Adviser and its supervised persons, at all times of all applicable provisions of the Advisers Act, and any rules and regulations adopted thereunder. The Sub-Adviser shall promptly, but in any event within five business days, notify the Adviser of any material changes in the written policies and procedures.

(e)  The Sub-Adviser shall be responsible for ensuring that the Portfolio: (i) complies with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (ii) continuously qualifies as a regulated investment company under Sub-Chapter M of the Code.

(f)  The Sub-Adviser shall be responsible for ensuring compliance, by itself and its supervised persons, with the provisions of the Registration Statement and the Articles and Bylaws of the Fund.

(g)  In order that the Board and the Fund's chief compliance officer may fulfill their obligations under Rule 38a-1 under the 1940 Act (and in addition to, and without limiting, its duties and obligations under other provisions of this Agreement), the Sub-Adviser agrees that (i) the policies and procedures established by the Sub-Adviser for managing the Portfolio, including, but not limited to all policies and procedures designed to ensure compliance with applicable federal and state laws and regulations governing the Sub-Adviser/client relationship and management and operation of the Portfolio, shall be made available for inspection by the Adviser and its authorized representatives, including the Fund's and the Adviser's chief compliance officers, not less frequently than annually; (ii) the Fund's chief compliance officer, and her (or his) agents and representatives, shall have reasonable access to the Sub-Adviser's directors, officers, and employees, and reasonable access to the Sub-Adviser's offices and facilities; and (iii) it will complete and promptly return to the Fund quarterly and annual due diligence questionnaires provided by the Fund.

(h)  The Sub-Adviser will notify the Fund and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or to the Executive Board of the Sub-Adviser, in each case prior to such change if possible but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund and Adviser, if any, arising out of such change.

(i)  The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

10.  Nondisclosure. The Sub-Adviser acknowledges it is subject to and will abide by Section 204A of the Advisers Act regarding the misuse of non-public information.

(a)  In addition to and without limiting the generality of the foregoing, the Sub-Adviser shall not, and shall cause its affiliates, officers, directors, employees and representatives not to, use or disclose any confidential or proprietary information of the Adviser or relating to the Fund (including, without limitation, any information or data with respect to the investment activities of the Fund or the terms of the Advisory Agreement) to any unaffiliated third party, or use the name of the Adviser or any of the Adviser's subsidiaries or affiliates; provided, that the Sub-Adviser may disclose any confidential or proprietary information (i) with the prior written approval of Adviser or (ii) to a regulatory authority, so long as Sub-Adviser shall have given Adviser written notice of any such required disclosure at least five (5) business days prior to disclosure and agrees to assist the Adviser in obtaining a protective order or other similar relief.

(b)  The Adviser shall not, and shall cause its affiliates, officers, directors, employees and representatives not to, disclose confidential or proprietary information of the Sub-Adviser to any unaffiliated third parties; provided, that the Adviser may disclose any confidential or proprietary information regarding the Sub-Adviser (i) with the prior written approval of the Sub-Adviser or (ii) to a regulatory authority, so long as the Adviser shall have given the Sub-Adviser written notice of any such required disclosure at least five (5) business days prior to disclosure and agrees to assist the Sub-Adviser in obtaining a protective order or other similar relief; provided further, that the Adviser shall have the right to use the Sub-Adviser's name in public relations and marketing material.

(c)  The foregoing restrictions shall not apply to any information that: (i) is or becomes a matter of general public knowledge without any violation of the Advisory Agreement or confidentiality on the part of the disclosing party; (ii) was available to a party or any of its affiliates, officers, directors, employees or representatives on a non-confidential basis prior to the disclosure of such information by the disclosing party; or (iii) comes into possession of a party hereto from any third party not affiliated with either party hereto properly in possession of such information.

12.  Duration and Termination. This Agreement shall become effective upon its approval and at the time determined by the Fund's Board of Directors and by the vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that at any time the Adviser shall have obtained exemptive relief from the SEC permitting it to engage a sub-adviser without first obtaining approval of the Agreement from a majority of the outstanding voting securities of the portfolio(s) involved, this Agreement shall become effective upon its approval by the Fund's Board of Directors at the time specified by the Board. Any sub-adviser so selected and approved shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act, until such shareholder approval is obtained.

  This Agreement shall continue in effect for a period of two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party, or (c) the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other party. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Fund. As used in this Section 10, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

13.  Governing Law. This Agreement shall be governed by the internal laws of the State of Maryland, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14.  Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors.

15.  Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by electronic facsimile or in portable document format (pdf), or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a nationally recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	M Financial Investment Advisers, Inc. M Financial Plaza 1125 NW Couch Street, Suite Portland, OR 97202 Attn: President

To the Sub-Adviser at:	Brandywine Global Investment Management, LLC 1735 Market Street, 18th Floor Philadelphia, PA 19103 Attn: General Counsel and CCO

  Each such notice, advice or report shall be effective upon receipt or three days after mailing.

16.  Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

17.  1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

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IN WITNESS WHEREOF, the parties hereto have caused this INVESTMENT SUB-ADVISORY AGREEMENT to be executed by their duly authorized officers as of the day and year first written above.

M FINANCIAL INVESTMENT
ADVISERS, INC.

/s/ Bridget McNamara-Fenesy Bridget McNamara-Fenesy President

BRANDYWINE GLOBAL INVESTMENT
MANAGEMENT, LLC

/s/ Mark P Glassman By: Mark P Glassman Title: Chief Administrative Officer

Schedule A
to the
Investment Sub-Advisory Agreement
between
M Financial Investment Advisers, Inc.
and
Brandywine Global Investment Management, LLC

Pursuant to Section 4, the Adviser shall pay the Sub-Adviser compensation at an effective annual rate as follows:

Name of Portfolio	Annual Rate of Compensation
M Large Cap Value Fund	0.28%

Appendix B

Shares Outstanding
(as of October 1, 2020)

Fund	Number of Shares Outstanding
M Large Cap Value Fund	7,792,581

Control Persons and Principal Shareholders

Shares of the Funds are owned by insurance companies as depositors of separate accounts, which are used primarily to fund variable annuity contracts and variable life insurance contracts. Persons or companies owning more than 25% of the outstanding shares of a Fund are presumed to "control" the Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of October 1, 2020, John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% as reflected below:

M Large Cap Value Fund
John Hancock Variable Life Insurance Co	49.30%

Pacific Life Insurance Co.	29.73%

As of October 1, 2020, there were no shareholders that may be deemed a principal shareholder of the Fund.

The addresses of each owner of the Fund's shares are as follows:

John Hancock Variable Life Insurance Company, Boston, MA

Pacific Life Insurance Co., Newport Beach, CA

As of October 1, 2020, the officers and the members of the Board of the Company, as a group, owned less than 1% of the shares of the Fund.

B-1